EXHIBIT 24.1




                                                   CONSENT OF COUNSEL



     We hereby consent to the reference to us in the Prospectus constituting part of this Form SB-1 Registration Statement for Efox.net, Inc. under the caption "Legal Matters."



                                                   DUNCAN, BLUM & ASSOCIATES


Bethesda, Maryland
March 10, 1999